Exhibit 10.3

AMENDMENT NO. 1
TO SHAREHOLDERS AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of August 31, 2006, to the SHAREHOLDERS AGREEMENT, dated as of June 6, 2002, as amended and restated as of July 19, 2002 (the “Shareholders Agreement”) by and among TRIMAS CORPORATION, a Delaware corporation (the “Company”), METALDYNE COMPANY LLC (“MCLLC”), HEARTLAND INDUSTRIAL PARTNERS, L.P. and the HEARTLAND ENTITIES identified on the signature pages thereto and the other parties identified as SHAREHOLDERS therein and listed on the signature pages thereto or identified on the signature page of any Joinder Agreement executed and delivered pursuant to the Shareholders Agreement and the parties identified on the signature pages hereto as “METALDYNE SHAREHOLDER PARTIES”. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Shareholders Agreement.

R E C I T A L S :

A.            MCLLC is the owner of 4,076,087 shares of the issued and outstanding Common Stock of the Company and a Warrant to purchase 750,000 shares of Common Stock of the Company (the “Warrant” and, together with the shares of Common Stock owned by MCLLC or issuable upon exercise of the Warrant, the “Metaldyne Shares”) on the date hereof.

B.            MCLLC is considering making a distribution of the Metaldyne Shares to its parent company, Metaldyne Corporation (“Metaldyne”), which will, in turn, make a distribution of the Metaldyne Shares to the stockholders of record of Metaldyne and MCLLC has requested an amendment of certain provisions of the Shareholders Agreement to permit the foregoing.

C.            The Company, MCLLC and the other Shareholders desire to amend certain provisions of the Shareholders Agreement to permit the Metaldyne Distribution (as hereinafter defined), but, as a condition to its willingness to execute the Amendment, the Company is requiring that all current stockholders of Metaldyne that are also currently parties to the shareholders agreement in place with respect to shares of common stock of Metaldyne execute this Amendment and agree to the provisions of the Shareholders Agreement in anticipation of the Metaldyne Distribution in the event that it should occur.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T :

The parties agree as follows:

1.             Amendment to Introduction. (a) The Preamble to the Shareholders Agreement is hereby amended by adding “either” after the word “executing” and by adding the following after the word “hereof”: “and, with respect to the Metaldyne Shareholders, upon the occurrence of the Metaldyne Distribution”. It is hereby agreed that, from and after the Metaldyne Distribution, the Metaldyne Shareholder Parties shall be “Shareholders” for all purposes of the Shareholders Agreement.

(b) The first “Whereas” clause of the Shareholders Agreement is hereby amended by adding the following at the end of such clause: “and, upon the occurrence of the Metaldyne Distribution (if it should occur), each Metaldyne Shareholder Party has received its pro rata share of the Distributed Shares pursuant to the Metaldyne Distribution.”

(c) The second “Whereas” clause of the Shareholders Agreement is hereby amended and restated as follows: “WHEREAS, as a result of and in connection with the Stock Purchase, each Shareholder as of July 19, 2002 owns the number of shares set forth on Schedule 2.04 hereto and, as a result of and in connection with the Metaldyne Distribution (if it should occur), MCLLC will no longer own the Distributed Shares reflected on Schedule 2.04 hereto and each Metaldyne Shareholder Party will own its pro rata share of the Distributed Shares.”

2.             Amendment to Section 1.01. (a) Section 1.01 of the Shareholders Agreement is hereby amended by adding the following at the end of the definition of “Transfer”: “; provided that the declaration (as opposed to the making) of the Metaldyne Distribution shall not be considered to be a Transfer for purposes of the Shareholders Agreement.”

(b)  Section 1.01 of the Shareholders Agreement is hereby amended by inserting the following defined terms (in their appropriate alphabetic order) into such section:

“Distributed Shares” means any shares of Common Stock or of all or any portion of the Warrant that, in either case, is subject to a Metaldyne Distribution to Metaldyne Shareholders.

“First Amendment” means Amendment No. 1 to Shareholders Agreement, dated as of August 31, 2006, among the Company, MCLLC, Heartland Industrial Partners, L.P., the Heartland Entities identified on the signature pages thereto, the other Shareholders listed on the signature pages thereto and the Metaldyne Shareholder Parties listed on the signature pages thereto.

“First Amendment Date” means August 31, 2006.

“Limited Permitted Transferee” means (a) with respect to any Shareholder that is a natural person, (i) the spouse or any lineal descendant (including by adoption or stepchildren) of such Shareholder or any Transferee of such Shareholder by operation of laws of descent, (ii) any trust of which such Shareholder is the trustee and which is established solely for the benefit of any of the foregoing individuals and (iii) any partnership, all of the general partner(s) and limited partner(s) (if any) of which are one or more Persons identified in the preceding clause (i) and (b) with respect to any other Person, an Affiliate of such Person.

“Metaldyne Distribution” means any distribution by MCLLC to Metaldyne or by Metaldyne to Metaldyne Shareholders of any shares of Common Stock (including shares of Common Stock issuable upon exercise of the Warrant) or of all or any portion of the Warrant.

“Metaldyne Shareholders” means (i) the owners of record of the common stock of Metaldyne Corporation as of the record date of any Metaldyne Distribution or (ii) any legal successor-in-interest to or any Limited Permitted Transferee of any Person referred to in clause (i) of this definition.

“Metaldyne Shareholder Parties” means (i) those owners of record of the common stock of Metaldyne Corporation as of the First Amendment Date that are party to the Shareholders Agreement relating to shares of common stock of Metaldyne dated as of November 28, 2000 among Metaldyne and the Shareholders named therein (whether directly or by joinder agreement), as amended from time to time, and (ii) any legal successor-in-interest to or any Transferee of any Person referred to in clause (i) of this definition that is required to become a party to the Shareholders Agreement by reason of Section 11(a) of the First Amendment.

“1934 Act Registration” means the registration of the Common Stock by the Company under the 1934 Act.

3.             Amendment to Section 3.02. Section 3.02 of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

“Subject to all applicable laws, the restrictions on Transfer set forth in Section 3.01 hereof shall not apply to any of the following:

(a) a Transfer by a Shareholder of Common Stock (other than Distributed Shares prior to the 1934 Act Registration) to one of its Permitted Transferees; provided that such Permitted Transferee shall agree to execute a Joinder Agreement in the form annexed hereto as Exhibit A (the “Joinder Agreement”);

(b) a Transfer of Common Stock (other than Distributed Shares prior to the 1934 Act Registration) by a Shareholder in accordance with Sections 4.02 and 4.03 of this Agreement;

(c) a Transfer by a Shareholder of Common Stock (other than Distributed Shares prior to the 1934 Act Registration) after such Shareholder has complied with Section 4.01; provided that the Transferee shall agree to execute a Joinder Agreement;

(d) a Transfer of Common Stock by a Shareholder pursuant to an effective registration statement under the 1933 Act or a Transfer of Common Stock (other than Distributed Shares prior to the 1934 Act Registration) pursuant to Rule 144 under the 1933 Act;

(e) a Transfer by MCLLC in connection with the issuance of a Convertible Security as contemplated by Section 6.16; provided that the recipient of such Convertible Security agrees to execute a Joinder Agreement as described in Section 6.16;

(f) Transfers by MCLLC and Metaldyne pursuant to a Metaldyne Distribution; provided that, if such Transfer is to Metaldyne Shareholders prior to the 1934 Act Registration, provision shall be made to ensure that subsequent Transfers of Distributed Shares shall only be made, prior to the 1934 Act Registration, by Metaldyne Shareholders to Limited Permitted Transferees of such Metaldyne Shareholder; and

(g) following a Metaldyne Distribution and prior to the 1934 Act Registration, a Transfer by a Metaldyne Shareholder of Distributed Shares to Limited Permitted Transferees of such Metaldyne Shareholder.

4.             Amendment of Section 4.01. Section 4.01(a) of the Shareholders Agreement is hereby amended by (i) deleting the phrase “Section 3.02(a), 3.02(d), 4.02 or 4.03” and replacing it in its entirety with “Section 3.02(a), 3.02(d), 3.02(g), 4.02 or 4.03” and (ii) adding the following to the end of that section: “Notwithstanding anything to the contrary herein, this Section 4.01 (including, without limitation, the provisions of the second paragraph of Section 4.01(c)) shall be inapplicable to the Metaldyne Distribution itself.”

5.             Amendment of Section 4.02(a). Section 4.02(a) of the Shareholders Agreement is hereby amended by (i) deleting the phrase “Section 3.02(a), 3.02(d), 5.01 or 5.02” and replacing it in its entirety with “Section 3.02(a), 3.02(d), 3.02(g), 5.01 or 5.02” and (ii) adding the following to the end of last sentence thereof: “provided that, for the avoidance of doubt, the provisions of this last sentence shall not apply to Transfers of Distributed Shares received by the Sponsor Transferor.”

6.             Amendment of Section 4.03. Section 4.03 of the Shareholders Agreement is hereby amended by adding the following to the end of first sentence thereof: “provided, further, that, for the avoidance of doubt, the second proviso of this sentence shall cease to apply following the Metaldyne Distribution.”

7.             Amendment of Section 4.04. (a)  Section 4.04(b) of the Shareholders Agreement is hereby amended by deleting the beginning thereof through but not including “(1)” and replacing it in its entirety with the following: “In the case of (x) any Shareholder (other than MCLLC) prior to the occurrence of a Qualifying Public Equity Offering, and for so long as such Shareholder owns twenty-five percent (25%) of the number of shares of Common Stock (as adjusted for Adjustments) owned by such Shareholder (in the case of any Shareholder other than a Metaldyne Shareholder Party, as of the date of the amendment and restatement hereof or, in the case of any Metaldyne Shareholder Party, as of and after giving effect to the Metaldyne Distribution) or (y) MCLLC, for so long as MCLLC owns twenty-five percent (25%) of the number of shares of Common Stock (as adjusted for Adjustments) owned by MCLLC immediately following the Transactions, the Company shall deliver the following to each such Shareholder and MCLLC:”

(b)  Section 4.04(b) shall be amended by the addition of the following at the end thereof:  “Notwithstanding the foregoing and the last sentence of Section 4.04(c), the information available under Section 4.04(b) (2) and (3) shall not be made available to a Metaldyne Shareholder Party if the Company is filing annual, quarterly and current reports under the 1934 Act (unless it would otherwise be entitled to such information as a Shareholder apart from the Metaldyne Distribution).”

(c)  Section 4.04(e) shall be amended by the addition of the following language at the end thereof:  “Each Shareholder acknowledges that trading in securities of the Company and its Subsidiaries on the basis of material non-public information received under this Agreement may constitute a violation of United States Federal securities laws and agrees to act to ensure compliance with such laws.”

8.             Amendment of Section 4.06. (a)  Section 4.06(a) of the Shareholders Agreement is hereby amended by the addition of the following at the end thereof:  “(e)  For the avoidance of doubt, Section 4.06(a)(ii)(2) and (3), the proviso to Section 4.06(a)(iv), Section 4.06(b) and Section 4.06(d) shall have no further effect following the occurrence of the Metaldyne Distribution.”

9.             Amendment of Section 4.07. Upon the occurrence any Metaldyne Distribution, the proviso to the penultimate sentence of Section 4.07 shall be deleted.

10.          Amendment of Sections 5.01, 5.02 and 5.07. (a)  Section 5.01(a) of the Shareholders Agreement is hereby amended by the addition of the following at the end thereof:  “Notwithstanding anything herein to the contrary, and for the avoidance of doubt, no Metaldyne Shareholder shall become entitled to rights pursuant to this Section 5.01 by reason of receiving Distributed Shares in the Metaldyne Distribution, except that Affiliates of the Company that receive Distributed Shares shall be entitled to the registration rights afforded to a “Shareholder” pursuant to this Section 5.01 in respect of such Distributed Shares, in addition to such rights as may otherwise exist under Article V in favor of such Affiliate.”

(b)  Section 5.02(a) shall be amended by the addition of the following at the end thereof:  “Notwithstanding anything herein to the contrary, and for the avoidance of doubt, no Metaldyne Shareholder shall become entitled to rights pursuant to this Section 5.02 by reason of receiving Distributed Shares in the Metaldyne Distribution, except for Sponsor and its Direct Permitted Transferees in their capacity as Demand Holders.”

(c)  Each Metaldyne Shareholder Party agrees that, regardless of whether or not Distributed Shares held by it are Registrable Securities, such shares shall be subject to the holdback agreements of Section 5.07 as though they were Registrable Securities solely for purposes of any Initial Public Offering.

11.          Addition of Section 6.17. The Shareholders Agreement is hereby amended by adding the following section:

“Section 6.17. Metaldyne Distribution.

(a)  Notwithstanding any provision of this Agreement, MCLLC and Metaldyne may effect any Metaldyne Distribution; provided that (i) no recipient of Distributed Shares will thereby become entitled to the rights and benefits of, or be subject to the obligations and burdens under, this Agreement that are specifically ascribed to MCLLC and (ii) the only Persons that will become entitled to rights and be subject to obligations hereunder as a result of the Metaldyne Distribution will be the Metaldyne Shareholder Parties by reason of their execution of the First Amendment or of a Joinder Agreement. For the sake of clarity, it is agreed that, other than in the case of the Metaldyne Shareholder Parties, recipients of Distributed Shares pursuant to the Metaldyne Distribution need not sign a Joinder Agreement.

(b)  Notwithstanding any provision to the contrary contained in this Agreement and for the sake of clarity, each Metaldyne Shareholder Party agrees that, following a Metaldyne Distribution and prior to the 1934 Act Registration, Transfers of Distributed Shares shall only be made to Limited Permitted Transferees and MCLLC shall take and cause Metaldyne to take all reasonably necessary action to ensure such.

(c)  The Company agrees to cooperate and take all such actions as may be required to ensure compliance with applicable United States Federal and state securities laws in connection with the foregoing, including, without limitation, the Company agrees to file a registration statement on Form 10 (or any successor form) with respect to the registration of the Common Stock under the 1934 Act Registration and to use best efforts to cause such registration statement to be declared effective by the Commission not later than 120 days following the end of the year which the Metaldyne Distribution shall have occurred.

12.          Covenants, Representations and Warranties of MCLLC and Metaldyne Shareholder Parties. (a)  Each Metaldyne Shareholder Party hereby agrees that, as a condition to any Transfer of shares of common stock of Metaldyne prior to the completion of the Metaldyne Distribution, it shall cause the Transferee to execute a Joinder Agreement to the Shareholders Agreement to become a Metaldyne Shareholder Party (if it is not already a party to the Shareholders Agreement).

(b)  Each of the Metaldyne Shareholder Parties hereby severally makes to the Company the representations and warranties set forth in Sections 2.01 (“Authority; Enforceability”), 2.02 (“No Breach”) and Section 2.03(a) (“Consents”) solely with respect to the execution, delivery and performance of this Amendment and the matters contemplated hereby.

(c)  Each Metaldyne Shareholder Party hereby agrees and authorizes the Company to act as a custodian to hold any Distributed Shares prior to the 1934 Act Registration to ensure compliance with United States Federal securities laws and acknowledges that Metaldyne has agreed to deliver any Distributed Shares to the Company for that purpose. In addition, the Company is authorized to retain such shares for the duration of any lock-up or hold back period consistent with Section 10(c) of this Amendment if 1934 Act Registration occurs in connection with an Initial Public Offering.

(d)  The Company hereby agrees with Metaldyne that it will not effect transfers of Common Stock in the stock ledger of the Company or issue new certificates in connection with any such transfers, other than in compliance with all Regulatory Requirements and this Shareholders Agreement.

(e)  The Distributed Shares will contain the following legend, notwithstanding Section 3.04, and MCLLC and the Company shall cooperate to ensure that, prior to the Metaldyne Distribution, all Distributed Shares, whether or not subject to the Shareholders Agreement will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD PRIOR TO THE REGISTRATION OF THE CLASS OF THE SECURITIES UNDER THE UNITED STATES SECURITIES ACT OF 1934 EXCEPT TO (A) WITH RESPECT TO ANY SHAREHOLDER THAT IS A NATURAL PERSON, (I) THE SPOUSE OR ANY LINEAL DESCENDANT (INCLUDING BY ADOPTION OR STEPCHILDREN) OF SUCH SHAREHOLDER OR ANY TRANSFEREE OF SUCH SHAREHOLDER BY OPERATION OF LAWS OF DESCENT, (II) ANY TRUST OF WHICH SUCH SHAREHOLDER IS THE TRUSTEE AND WHICH IS ESTABLISHED SOLELY FOR THE BENEFIT OF ANY OF THE FOREGOING INDIVIDUALS AND (III) ANY PARTNERSHIP, ALL OF THE GENERAL PARTNER(S) AND LIMITED PARTNER(S) (IF ANY) OF WHICH ARE ONE OR MORE PERSONS IDENTIFIED IN THE PRECEDING CLAUSE (I) AND (B) WITH RESPECT TO ANY OTHER PERSON, AN AFFILIATE OF SUCH PERSON.

Distributed Shares subject to the Shareholders Agreement shall also bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING WITH RESPECT TO THE DIRECT OR INDIRECT TRANSFER THEREOF, OF A SHAREHOLDERS AGREEMENT DATED AS OF JUNE 6, 2002, AS AMENDED AND RESTATED AS OF JULY 19, 2002 AND AS AMENDED ON AUGUST 31, 2006 (AS AMENDED, AMENDED AND RESTATED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE “SHAREHOLDERS AGREEMENT”). THE SHAREHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, SIGNIFICANT RESTRICTIONS ON TRANSFER OF THE SECURITIES OF THE COMPANY. A COPY OF THE SHAREHOLDERS AGREEMENT IS AVAILABLE UPON REQUEST FROM THE COMPANY.

13.          Provisions of General Application. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions to the Shareholders Agreement remain unaltered. The Shareholders Agreement and this Amendment shall be read and construed as one agreement. If any of the terms of this Amendment shall conflict in any respect with any of the terms of the Shareholders Agreement, the terms of this Amendment shall be controlling.

14.          Counterparts; Effectiveness; Captions. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The captions of this Amendment are included for convenience of reference only, do not constitute a part hereof and shall be disregarded in the construction hereof.

15.          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

16.          Entire Agreement. This Amendment constitutes the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between such parties in respect of such subject matter.